Earnings Presentation First Quarter 2013 April 24, 2013 Exhibit 99.2

Safe Harbor Statement

Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies

First Quarter 2013 Financial Summary

•
Net sales increased 8.1%
• Novel and Jamco
acquisitions generated most
of the 23% increase in
Material Handling
• Lawn & Garden sales
increased 2%
•
Gross margin 27.1%
compared to 29.2% in 2012
• An unfavorable customer
and product mix led to a
lower gross margin quarter-
over-quarter
Note: All figures except ratios and percents are $Millions
Q1 Q1
Highlights 2013 2012 B/(W)
Net sales $215.0 $198.8 8.1%
Gross
margin 27.1% 29.2% -7.2%
SG&A $45.1 $40.9 -10.3%
Net
income -
adjusted* $8.1 $10.1 -19.8%
Effective
tax rate 35.1% 37.7%
EPS -
adjusted* $0.24 $0.30 -20.0%
*See Reconciliation of Non-GAAP measures on slide 11

First Quarter 2013 Financial Summary

Notes:  All figures except ratios and percents are $Millions
Free Cash Flow = Cash flow from Operations – Capital Expenditures
Three Months Ended Three Months Ended
Cash March 31, March 31,
Highlights 2013 2012
Cash used in
Operations
($6.5) ($6.4)
Capital
expenditures
$4.5 $3.1
Free cash flow
($11.0) ($9.5)
Dividends
- $2.3
Balance Sheet March 31, December 31,
Highlights 2013 2012
Long-term debt
$103.6 $92.8
Debt - net of
Cash
$99.5 $88.9
Net Debt to
Total Capital
29.8% 27.9%

Q1 Results
•
Net sales increase of 23%
due mostly to Novel & Jamco
acquisitions
•
A less favorable customer
and product mix compared
to last year led to the
decrease in adjusted EBIT
Segment Review – Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on
slide 11
$65.2
$80.0
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Q1 2012 Q1 2013
Net Sales
$13.2
$9.9
$0
$3
$6
$9
$12
$15
Q1 2012 Q1 2013
EBIT - Adjusted

Q1 Results
•
New products sales
resulting from our
Innovation initiative
contributed to the
increase in net sales
during the quarter
•
Productivity and material
cost savings combined
with the higher sales
volume drove the
significant increase in
adjusted EBIT
Segment Review – Lawn & Garden

$ Millions
See Reconciliation of Non-GAAP measures on
slide 11
$59.2
$60.4
$50
$53
$56
$59
$62
Q1 2012 Q1 2013
Net Sales
$1.2
$2.7
$0
$1
$1
$2
$2
$3
$3
Q1 2012 Q1 2013
EBIT - Adjusted

Q1 Results
•
Sales of new products
contributed to total net sales
during the quarter
•
A less favorable product mix
of equipment vs. supplies
and planned IT expenses
contributed to the decrease
in adjusted EBIT
Segment Review – Distribution

$ Millions
See Reconciliation of Non-GAAP measures on
slide 11
$42.7
$42.6
$25
$30
$35
$40
$45
Q1 2012 Q1 2013
Net Sales
$3.9
$2.9
$0
$5
Q1 2012 Q1 2013
EBIT - Adjusted

Q1 Results
•
Strong marine sales during
the quarter were offset by
more normal demand in
the transplant auto market
compared to last year
•
Productivity improvements
more than offset the
slightly lower sales
Segment Review – Engineered Products

$ Millions
See Reconciliation of Non-GAAP measures on
slide 11
$37.2
$37.0
$20
$25
$30
$35
$40
Q1 2012 Q1 2013
Net Sales
$4.7
$5.1
$0
$1
$2
$3
$4
$5
$6
Q1 2012 Q1 2013
EBIT - Adjusted

Q2 & Full Year 2013 Outlook
Q2 & Full-Year Outlook
• Material Handling
•
Q2 and full year results will benefit from the recent acquisitions and new product introductions
• Lawn & Garden
•
Expect results to continue to improve year-over-year driven by new products, cost reductions, material substitutions and sales increases
• Distribution
•
IT investments will continue in the second quarter
•
Anticipate capturing greater market share in a continued weak marketplace
• Engineered Products
•
Demand in transplant auto will continue to be at normal levels
•
Expect strength in the marine market to continue
• Overall expect another year of good performance improvement

Appendix 10

Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and on this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

Reconciliation of Non-GAAP Measures

Quarter Ended
March 31
2013 2012
Material Handling
Income before taxes as reported
$ 9.7
$ 13.2
Restructuring expenses 0.2 0.0
Income before taxes as adjusted 9.9 13.2
Lawn & Garden
Income before taxes as reported 2.3
1.2
Restructuring expenses 0.4 0.0
Income before taxes as adjusted
2.7 1.2
Distribution
Income before taxes as reported
2.8
3.5
Restructuring expenses 0.1 0.4
Income before taxes as adjusted 2.9 3.9
Engineered Products
Income before taxes as reported
5.1
4.6
Restructuring expenses 0.0 0.1
Income before taxes as adjusted 5.1 4.7
Corporate and interest expense
Income (loss) before taxes as reported
(7.7)
(6.5)
Severance and other 0.0 0.1
Income (loss) before taxes as adjusted (7.7) (6.4)
Consolidated
Income before taxes as reported 12.2 16.0
Restructuring expenses and other adjustments 0.7 0.6
Income before taxes as adjusted 12.9 16.6
Income taxes 4.8 6.5
Net Income as adjusted $ 8.1 $ 10.1
Adjusted earnings per share $ 0.24 $ 0.30
MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions)

Material Handling Index
Annual rate of change
Shipments
Orders

NAHB Housing Forecast
Housing Activity (000)
Annual Rate of Change
Total Housing Starts
Single Family
% Change

Consumer Sentiment
Index
Percent Change(Y/Y)
Index
Index 3 Change Y/Y

Key Indicators for the Tire Market
Miles Driven (B)
Repl Tire Shipments
Gasoline Sales (Gal/B)

RV Shipments
Units (000)
Annual Rate of Change (%)
RV Unit Shipments (000)
% Change from P/Y

Autos and Light Truck Assemblies
million units
Annual Rate of Change
Autos and light truck assemblies; s.a.
Annual Rate of Change

Market Indicators
Material Handling
MHEM Index
Lawn & Garden
Housing Starts
Consumer Sentiment
Distribution
Miles Driven
Replacement Tire Shipments,
Gasoline Sales
Engineered Products
RVIA
Auto Market Forecasts
Source: Material Handling Industry Jan 2013 Forecast
Sources: RVIA Forecast, April 2013;  FRB G17 Release, April 2013
MAPI Forecast, Dec 2012

Source: National Association of Home Builders (NAHB), Apr 2013; Thomson Reuters/University of Michigan, March 2013
Source: JP Morgan, RMA, Energy Information Administration – April 2013

ANNUAL
Cutting

MYERS INDUSTRIES, INC.

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